UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2010

VIASYSTEMS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

101 South Hanley Road, Suite 400
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
(314) 727-2087
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Viasystems Group, Inc. (“Viasystems”) on February 17, 2010, and as amended on February 22, 2010, to provide the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K. Such financial statements and pro forma financial information are required as a result of Viasystems’ February 16, 2010 acquisition of Merix Corporation (“Merix”) pursuant to a merger of Maple Acquisition Corp., a wholly-owned subsidiary of Viasystems, with and into Merix.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
(1)	The audited consolidated balance sheets of Merix as of May 30, 2009 and May 31, 2008 and the consolidated statements of operations, shareholders’ equity and comprehensive income (loss) and cash flows for the fiscal years ended May 30, 2009, May 31, 2008 and May 26, 2007, and the notes related thereto, which were included in Merix’ Annual Report on Form 10-K for the fiscal year ended May 30, 2009 (filed on July 30, 2009), are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(2)	The unaudited consolidated balance sheet of Merix as of November 28, 2009 and the unaudited consolidated statements of operations, shareholders’ equity and comprehensive income (loss) and cash flows for the six months ended November 28, 2009 and November 29, 2008, and the notes related thereto, which were included in Merix’ Quarterly Report on Form 10-Q for the quarter ended November 28, 2009 (filed on January 5, 2010), are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined balance sheet of Merix and Viasystems as of December 31, 2009, and the unaudited pro forma condensed combined statements of operations of Merix and Viasystems for the years ended December 31, 2009 and 2008, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	The audited consolidated balance sheets of Merix as of May 30, 2009 and May 31, 2008 and the consolidated statements of operations, shareholders’ equity and

Exhibit
Number	Description of Exhibit

comprehensive income (loss) and cash flows for the fiscal years ended May 30, 2009, May 31, 2008 and May 26, 2007, and the notes related thereto (incorporated by reference to Item 8 of Merix’ Annual Report on Form 10-K for the fiscal year ended May 30, 2009, filed on July 30, 2009).

99.2	The unaudited consolidated balance sheet of Merix as of November 28, 2009 and the unaudited consolidated statements of operations, shareholders’ equity and comprehensive income (loss) and cash flows for the six months ended November 28, 2009 and November 29, 2008, and the notes related thereto (incorporated by reference to Item 1 of Merix’ Quarterly Report on Form 10-Q for the quarter ended November 28, 2009, filed on January 5, 2010).

99.3	The unaudited pro forma condensed combined balance sheet of Merix and Viasystems as of December 31, 2009, and the unaudited pro forma condensed combined statements of operations of Merix and Viasystems for the years ended December 31, 2009 and 2008 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.
Date: March 17, 2010	By:	/s/ Gerald G. Sax
		Name:	Gerald G. Sax
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	The audited consolidated balance sheets of Merix as of May 30, 2009 and May 31, 2008 and the consolidated statements of operations, shareholders’ equity and comprehensive income (loss) and cash flows for the fiscal years ended May 30, 2009, May 31, 2008 and May 26, 2007, and the notes related thereto (incorporated by reference to Item 8 of Merix’ Annual Report on Form 10-K for the fiscal year ended May 30, 2009, filed on July 30, 2009).

99.2	The unaudited consolidated balance sheet of Merix as of November 28, 2009 and the unaudited consolidated statements of operations, shareholders’ equity and comprehensive income (loss) and cash flows for the six months ended November 28, 2009 and November 29, 2008, and the notes related thereto (incorporated by reference to Item 1 of Merix’ Quarterly Report on Form 10-Q for the quarter ended November 28, 2009, filed on January 5, 2010).

99.3	The unaudited pro forma condensed combined balance sheet of Merix and Viasystems as of December 31, 2009, and the unaudited pro forma condensed combined statements of operations of Merix and Viasystems for the years ended December 31, 2009 and 2008 (filed herewith).